UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On July 6, 2021, UNITY Biotechnology, Inc. (“UNITY” or the “Company”) announced positive data from its Phase 1 safety study of UBX1325 in patients with advanced disease from diabetic macular edema (DME) or wet or neovascular age-related macular degeneration (AMD) for whom anti-VEGF therapy was no longer considered beneficial. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 6, 2021, the Company also posted a presentation on data from its Phase 1 safety study of UBX1325 in patients with advanced disease from DME or AMD for its investor call on its website. A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

Forward-Looking Statements

Any statements contained in this Form 8-K regarding matters that are not historical facts are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: UNITY’s understanding of cellular senescence and the role it plays in diseases of aging, the potential for UNITY to develop therapeutics to slow, halt, or reverse diseases of aging, including for ophthalmologic and neurologic diseases, the Company’s expectations regarding potential benefits, activity, effectiveness, and safety of its drug candidates, including UBX1325, the potential for UNITY to successfully commence and complete clinical studies, including those of UBX1325 for DME, AMD, and other ophthalmologic diseases, and the expected timing of results of studies including the Phase 2a study of UBX1325. These statements involve substantial known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements, including the risk that the COVID-19 worldwide pandemic may continue to negatively impact the development of preclinical and clinical drug candidates, including delaying or disrupting the enrollment of patients in clinical trials, risks relating to the uncertainties inherent in the drug development process, and risks relating to UNITY’s understanding of senescence biology. The Company may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and no undue reliance on the Company’s forward-looking statements should be placed. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this release. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of UNITY in general, see UNITY’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the Securities and Exchange Commission on May 11, 2021, as well as other documents that may be filed by UNITY from time to time with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made except as required by applicable law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “UNITY Biotechnology Announces Positive Data from Phase 1 Clinical Trial of UBX1325 in Patients with Advanced Vascular Eye Disease”

99.2	Presentation of UNITY Biotechnology, Inc. dated July 6, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: July 6, 2021	By:	/s/ Anirvan Ghosh
Anirvan Ghosh, Ph.D.
Chief Executive Officer